eXHIBIT 10.96.1

SECOND AMENDMENT TO THE

AMENDED MANAGEMENT INCENTIVE COMPENSATION PLAN

The Management Incentive Compensation Plan as amended and restated as of July 12, 2011, and as subsequently amended (the “Plan”) is hereby amended, effective as of the dates specified below.

1.             Effective as of January 1, 2013, Article III of the Plan is hereby amended by adding the following at the end thereof:

“The final Year for which employees may be selected as Participants, and for which Awards may be paid, shall be 2012.  With respect to the 2012 Year, payments shall be made under the terms of the Plan as amended herein, based on the Performance Measures that were originally established by Progress Energy, Inc. for the 2012 Year and that were subsequently amended in connection with the merger of Progress Energy, Inc. and Duke Energy Corporation.”

2.             Effective as of the date hereof, Article IV of the Plan is hereby amended by adding the following at the end thereof:

“Solely with respect to the 2012 Year, any employee who is hired on or after October 1, 2012 and who satisfies all other eligibility requirements for the Plan shall be eligible for a prorated Award under the Plan for the portion of the 2012 Year in which he or she was eligible to participate in the Plan.”

3.             Effective as of the date hereof, Article VI of the Plan is hereby amended by adding the following at the end thereof:

“Notwithstanding the fact that 2012 shall be the final Year for which employees shall be selected as Participants, and for which Awards may be paid, and notwithstanding the fact that 2011 was the final Year for which Awards could be deferred, Awards that were deferred for the 2011 Year and any prior Year shall remain in the Plan Deferral Accounts that have been established under the Plan and shall be distributed in accordance with the terms of the Plan and Participant deferral elections as in effect from time to time.”

IN WITNESS WHEREOF, Progress Energy, Inc. has caused this Amendment to be executed on the date specified below.

By:____Jennifer L. Weber_________________

Title: Executive Vice President

Date:__December 26, 2012   ____________